UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 24, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-25455                   201777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                                5050 QUORUM DRIVE
                                    SUITE 700
                               DALLAS, TEXAS 75254
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on June 2, 2009, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company"), pursuant to unanimous vote at a special meeting of the Board, authorized the execution of a letter agreement dated May 28, 2009 (the "Letter Agreement") with Bonanza Resources (Texas) Inc., the wholly owned subsidiary of Bonanza Resources Corporation ("Bonanza Resources"), to purchase a certain percentage of Bonanza Resources' eighty-five percent (85%) leasehold interest in and to certain leases located in Beaver County, State of Oklahoma (the "Bonanza Resources Interest"). In accordance with the terms and provisions of the Letter Agreement: (i) the Company agreed to make a non-refundable payment to Bonanza Resources of $150,000 within sixty (60) days from the date of the Letter Agreement, which as of the date of this Current Report has been paid; and (ii) Bonanza Resources agreed to grant to the Company an option having an exercise period of one year (the
"Option Period") to purchase a sixty percent (60%) partial interest (the "Partial Interest") in the Bonanza Resources Interest.

On August 24, 2009, the Company entered into a definitve agreement with Bonanza Resources (the "Agreement").

The Bonanza Resources Interest is held by Bonanza Resources pursuant to that certain letter agreement between Bonanza Resources, Ryan Petroleum LLC and Radian Energy L.C. dated February 25, 2009 (the "Original Agreement"). Therefore, in accordance with the further terms and provisions of the Agreement:
(i) the Company assumes that amount of Bonanza Resources' right, title and interest and obligations under the Original Agreement as is proportionate to the Partial Interest; and (ii) the Company must incur $2,400,000 in exploration and drilling expenditures (the "Exploration Expenditures") during the next twelve months.

Bonanza Resources has completed a multi-component interpretive 3-D surven on the Bonanza Resources Interest. The 3-D interpretive survey has identified forty drill ready targets. Using this data as a basis, the Company intends to procced with exploration drilling on the North Form 3-D prospect.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    10.1 Agreement dated August 24, 2009 between Morgan Creek Energy Corp. and Bonanza Resources (Texas) Inc.

    99.1   Press Release dated August 24, 2009.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MORGAN CREEK ENERGY CORP.

Date: August 25, 2009

                                   /s/ PETER WILSON
                                   ________________________________________
                                   NAME:  Peter Wilson
                                   TITLE: President/Chief Executive Officer


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